SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant                         [x]
Filed by a Party Other than Registrant      [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only as listed by Rule 14a-6(e)(2)0
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                           Tri-Continental Corporation
                (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than
                                 the Registrant)

Payment of Filing fee (Check the appropriate  box)
[x] No Fee  Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:
(2) Aggregate Number of Securities to which transaction applies:
(3) Per unit price or the underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

===============================================================================

                           Tri-Continental Corporation
                    100 Park Avenue, New York, New York 10017

                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2003

To the Stockholders:

     The 73rd Annual Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027, on May 15, 2003 at 9:00 A.M., for the following purposes:

          (1)  To elect four Directors;

          (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2003; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

     The close of business on March 20, 2003 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                 By order of the Board of Directors,

                                 /s/ Frank J. Nasta

                                 Secretary

Dated:  New York, New York, April 17, 2003

                                   ----------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED
   FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
       IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION,
      WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. A PROXY WILL
                 NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                  April 17, 2003

                           Tri-Continental Corporation
                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT
                                     FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2003

     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation ("Tri-Continental" or the "Corporation") to be used at the 73rd Annual Meeting of Stockholders (the "Meeting") to be held in Houston, Texas on May 15, 2003. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 21, 2003.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for the election of four Directors, (ii) for the ratification of the selection of auditors and, (iii) at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

     The close of business on March 20, 2003 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the "Preferred Stock"), each share being entitled to two votes, and 146,242,828 shares of common stock, par value $0.50 (the "Common Stock"), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

     In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 15, 2003, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

     The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

     If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

     The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year.

     At the Meeting this year, four Directors are to be elected. General John R. Galvin and Messrs. William C. Morris and Robert L. Shafer, each of whose term will expire at the 2003 Annual Meeting, and Mr. Robert B. Catell, replacing Mr. James Q. Riordan, who having reached the age of 75, is retiring pursuant to Board policy at the 2003 Annual Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2006.

     It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of General Galvin and Messrs. Catell, Morris and Shafer. General Galvin has been a Director of the Corporation since 1995, Mr. Morris has been a Director and Chairman of the Corporation since 1988, and Mr. Shafer has been a Director of the Corporation since 1991. General Galvin and Messrs. Morris and Shafer were last elected by Stockholders at the 2000 Annual Meeting.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

     Background information regarding General Galvin and Messrs. Catell, Morris and Shafer, as well as the other Directors of the Corporation, follows.

                           TERM OF                                                                              NUMBER OF
                          OFFICE IF                                                                           PORTFOLIOS IN
                         ELECTED AND                                                                          FUND COMPLEX
NAME (AGE) AND POSITION   LENGTH OF                     PRINCIPAL OCCUPATION(S) DURING                       TO BE OVERSEEN
   WITH CORPORATION*     TIME SERVED           PAST 5 YEARS, DIRECTORSHIPS AND OTHER INFORMATION               BY NOMINEE
-----------------------  -----------   ------------------------------------------------------------------    --------------
INDEPENDENT DIRECTOR NOMINEES

 Robert B. Catell (66)    2003-2006    CHAIRMAN  AND CHIEF  EXECUTIVE  OFFICER  OF  KEYSPAN  CORPORATION,         60++
   DIRECTOR NOMINEE                    BROOKLYN, NY (A DIVERSIFIED ENERGY, GAS AND ELECTRIC COMPANY). Mr.
                                       Catell is also a Director  or Trustee  of Alberta  Northeast  Gas,
                                       Ltd. and Boundary Gas Inc., Taylor Gas Liquids,  Ltd., The Houston
                                       Exploration  Company  (oil and gas  exploration,  development  and production),  Edison  Electric  Institute,  New York State  Energy
                                       Research and Development  Authority,  Independence Community Bank,
                                       Business   Council  of  New  York  State,   Inc.,  New  York  City
                                       Partnership  (business and civic organization) and the Long Island
                                       Association (business and civic organization).


  John R. Galvin (73)    2003-2006;    DEAN  EMERITUS,  FLETCHER  SCHOOL  OF LAW AND  DIPLOMACY  AT TUFTS         61
       DIRECTOR         1995 to Date   UNIVERSITY,  MEDFORD,  MA. General Galvin is a Director or Trustee
                                       of each of the  investment  companies  of the  Seligman  Group  of
                                       Funds+. He is also Chairman Emeritus, American Council on Germany.
                                       He was formerly a Director of USLIFE  Corporation (life insurance)
                                       and  a  Director  of  Raytheon   Co.   (defense   and   commercial
                                       electronics)  and Governor of the Center for Creative  Leadership;
                                       Ambassador,  U.S.  State  Department for  negotiations  in Bosnia;
                                       Distinguished  Policy  Analyst at Ohio State  University  and Olin
                                       Distinguished Professor of National Security Studies at the United
                                       States  Military  Academy.  From June 1987 to June  1992,  General
                                       Galvin  was  the  Supreme   Allied   Commander,   Europe  and  the
                                       Commander-in-Chief, United States European Command.

                           TERM OF                                                                              NUMBER OF
                          OFFICE IF                                                                           PORTFOLIOS IN
                         ELECTED AND                                                                          FUND COMPLEX
NAME (AGE) AND POSITION   LENGTH OF                     PRINCIPAL OCCUPATION(S) DURING                       TO BE OVERSEEN
   WITH CORPORATION*     TIME SERVED           PAST 5 YEARS, DIRECTORSHIPS AND OTHER INFORMATION               BY NOMINEE
-----------------------  -----------   ------------------------------------------------------------------    --------------
INDEPENDENT DIRECTOR NOMINEE

 Robert L. Shafer (70)   2003-2006;    RETIRED  VICE  PRESIDENT,  PFIZER  INC.,  NEW  YORK,  NY  (PHARMA-         61
       DIRECTOR         1991 to Date   CEUTICALS).  Mr.  Shafer is a  Director  or Trustee of each of the investment  companies  of the  Seligman  Group of  Funds+.  He was formerly a Director of USLIFE Corporation (life insurance).


INTERESTED DIRECTOR NOMINEE


William C. Morris**(65)  2003-2006;    CHAIRMAN,  J. & W.  SELIGMAN  & CO.  INCORPORATED,  NEW YORK,  NY.         61
   DIRECTOR AND         1988 to Date   Mr. Morris  is  Chairman  of the Board  and  Director  or  Trustee
   CHAIRMAN OF THE BOARD               of each of the  investment  companies  of the  Seligman  Group  of
                                       Funds+;  Chairman of Seligman Advisors,  Inc.,  Seligman Services,
                                       Inc.  (broker-dealer),  and Carbo Ceramics Inc.  (manufacturer  of ceramic  proppants  for oil and gas  industry)  and a Director  of
                                       Seligman  Data Corp.  He was  formerly a  Director  of  Kerr-McGee
                                       Corporation (a  diversified  energy  company) and Chief  Executive
                                       Officer of each of the investment  companies of the Seligman Group of Funds.

OTHER DIRECTORS

     The other Directors of the Corporation whose terms will not expire in 2003 are:

                                                                                                                NUMBER OF
                           TERM OF                                                                            PORTFOLIOS IN
                          OFFICE AND                                                                          FUND COMPLEX
NAME (AGE) AND POSITION   LENGTH OF                     PRINCIPAL OCCUPATION(S) DURING                          OVERSEEN
   WITH CORPORATION*     TIME SERVED           PAST 5 YEARS, DIRECTORSHIPS AND OTHER INFORMATION               BY DIRECTOR
-----------------------  -----------   ------------------------------------------------------------------    --------------
INDEPENDENT DIRECTORS


 Alice S. Ilchman (67)   2001-2004;    PRESIDENT  EMERITUS,  SARAH  LAWRENCE  COLLEGE,   BRONXVILLE,  NY.         61
       DIRECTOR         1990 to Date   Dr. Ilchman  is a Director  or  Trustee of each of the  investment companies of the Seligman Group of Funds.+ She is also Director of the Jeannette K. Watson Fellowship; a Trustee of The Committee for
                                       Economic  Development;  and a Director of the Public  Broadcasting
                                       Service (PBS); and Court of Governors, London School of Economics.
                                       She  was  formerly  the  Chairman  of The  Rockefeller  Foundation
                                       (charitable  foundation);  a  Trustee  of  The  Markle  Foundation
                                       (philanthropic organization);  and a Director of the International
                                       Research and Exchange Board (intellectual  exchanges) and New York
                                       Telephone Company.


Frank A. McPherson (69)  2001-2004;    RETIRED  CHAIRMAN  OF THE  BOARD AND CHIEF  EXECUTIVE  OFFICER  OF         61
      DIRECTOR          1995 to Date   KERR-MCGEE  CORPORATION,  OKLAHOMA CITY, OK (A DIVERSIFIED  ENERGY
                                       COMPANY).  Mr.  McPherson  is a Director or Trustee of each of the investment companies of the Seligman Group of Funds.+ He is also a
                                       Director   of   ConocoPhillips   (integrated   international   oil
                                       corporation),  Integris Health (owner of various  hospitals),  BOK
                                       Financial (bank holding  company),  Oklahoma Chapter of the Nature
                                       Conservancy,  Oklahoma Medical Research Foundation, Boys and Girls
                                       Clubs of Oklahoma,  Oklahoma City Public  Schools  Foundation  and
                                       Oklahoma Foundation for Excellence in Education. He was formerly a
                                       Director of Kimberly-Clark Corporation (consumer products) and the
                                       Federal Reserve System's Kansas City Reserve Bank.





  John E. Merow (73)     2002-2005;    RETIRED CHAIRMAN AND SENIOR PARTNER,  SULLIVAN & CROMWELL LLP, NEW         61
       DIRECTOR         1991 to Date   YORK, NY (LAW FIRM). Mr. Merow is a Director or Trustee of each of the investment  companies of the Seligman  Group of Funds+.  He is also a Director of Commonwealth Industries,  Inc. (manufacturer of aluminum  sheet  products);  Director and Treasurer of the Foreign
                                       Policy Association; Director Emeritus of the Municipal Art Society
                                       of New  York;  Trustee  and  Secretary  of the  U.S.  Council  for
                                       International  Business;  a Trustee  of the New  York-Presbyterian
                                       Hospital;  Trustee and Vice Chairman of the New  York-Presbyterian
                                       Healthcare System, Inc. and a Member of the American Law

                                                                                                                NUMBER OF
                           TERM OF                                                                            PORTFOLIOS IN
                          OFFICE AND                                                                          FUND COMPLEX
NAME (AGE) AND POSITION   LENGTH OF                     PRINCIPAL OCCUPATION(S) DURING                          OVERSEEN
   WITH CORPORATION*     TIME SERVED           PAST 5 YEARS, DIRECTORSHIPS AND OTHER INFORMATION               BY DIRECTOR
-----------------------  -----------   ------------------------------------------------------------------    --------------
                                       Institute and Council on Foreign Relations.


 Betsy S. Michel (60)    2002-2005;    ATTORNEY,  GLADSTONE,  NJ. Ms.  Michel is a Director or Trustee of         61
       DIRECTOR         1985 to Date   each of the investment  companies of the Seligman Group of Funds+.
                                       She is  also  a  Trustee  of The  Geraldine  R.  Dodge  Foundation
                                       (charitable  foundation) and World Learning,  Inc.  (international education and training). She was formerly Chairman of the Board of
                                       Trustees of St. George's School (Newport, RI).


 Leroy C. Richie (61)    2001-2004;    CHAIRMAN AND CHIEF EXECUTIVE OFFICER, Q STANDARDS WORLDWIDE, INC.,         60
       DIRECTOR         2000 to Date   BIRMINGHAM,  MI (LIBRARY OF TECHNICAL STANDARDS).  Mr. Richie is a
                                       Director  or Trustee of each of the  investment  companies  of the
                                       Seligman  Group of Funds,+  with the  exception  of Seligman  Cash
                                       Management  Fund,  Inc.  He  is  also  a  Director  of  Kerr-McGee
                                       Corporation (a diversified energy company) and Infinity, Inc. (oil and gas  services and  exploration);  and Director and Chairman of
                                       Highland Park Michigan Economic  Development Corp. He was formerly a Trustee  of New York  University  Law  Center  Foundation;  Vice
                                       Chairman  of  the  Detroit  Medical  Center;  Chairman  and  Chief
                                       Executive Officer of Capital Coating  Technologies,  Inc. (applied coating  technologies);  and Vice  President and General  Counsel,
                                       Automotive Legal Affairs, of Chrysler Corporation.


 James N. Whitson (68)   2002-2005;    RETIRED  EXECUTIVE VICE PRESIDENT AND CHIEF  OPERATING  OFFICER OF         61
       DIRECTOR         1993 to Date   SAMMONS   ENTERPRISES,   INC.,  DALLAS,  TX  (DIVERSIFIED  HOLDING
                                       COMPANY).  Mr.  Whitson  is a  Director  or Trustee of each of the investment companies of the Seligman Group of Funds+. He is also a
                                       Director of C-SPAN (cable television networks) and CommScope, Inc.
                                       (manufacturer  of  coaxial  cable).  Mr.  Whitson  was  formerly a director and consultant of Sammons Enterprises, Inc.

                                                                                                                NUMBER OF
                           TERM OF                                                                            PORTFOLIOS IN
                          OFFICE AND                                                                          FUND COMPLEX
NAME (AGE) AND POSITION   LENGTH OF                     PRINCIPAL OCCUPATION(S) DURING                          OVERSEEN
   WITH CORPORATION*     TIME SERVED           PAST 5 YEARS, DIRECTORSHIPS AND OTHER INFORMATION               BY DIRECTOR
-----------------------  -----------   ------------------------------------------------------------------    --------------
INTERESTED DIRECTORS

Paul C. Guidone** (45)   2002-2005;    MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER, J. & W. SELIGMAN &         60
       DIRECTOR         2002 to Date   CO.  INCORPORATED,  NEW YORK,  NY. Mr.  Guidone  is a Director  or
                                       Trustee of each of the investment  companies of the Seligman Group of Funds+,  with the exception of Seligman Cash  Management  Fund,
                                       Inc. He is also Member of the Association of Investment Management and  Research,  the New York Society of Security  Analysts and the
                                       London Society of Investment Professionals. He was formerly Deputy
                                       Chairman  and  Group  Chief   Executive   Officer  of  HSBC  Asset
                                       Management  and,  prior  to  that,  Managing  Director  and  Chief
                                       Investment Officer of Prudential Diversified Investments.


 Brian T. Zino** (50)    2001-2004;    DIRECTOR AND PRESIDENT,  J. & W. SELIGMAN & CO. INCORPORATED,  NEW         61
DIRECTOR, PRESIDENT AND 1993 to Date   YORK,  NY. Mr.  Zino is  President,  Chief  Executive  Officer and
CHIEF EXECUTIVE OFFICER                Director or Trustee of each of the invest-  ment  companies of the
                                       Seligman  Group  of  Funds+.  He is also a  Director  of  Seligman
                                       Advisors,  Inc.  and  Seligman  Services,  Inc.   (broker-dealer);
                                       Chairman, Seligman Data Corp.; Member of the Board of Governors of
                                       the Investment  Company Institute;  and Vice Chairman,  ICI Mutual
                                       Insurance Company.

-------------
 + The Seligman Group of Funds consists of twenty-three registered investment companies, including the Corporation.

++ It is anticipated that by May 15, 2003, Mr. Catell will be appointed or elected to serve as a Director or Trustee of each of the investment companies of the Seligman Group of Funds, with the exception of Seligman Cash Management Fund, Inc.

 * The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.

** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

BENEFICIAL OWNERSHIP OF SHARES OF THE CORPORATION AND FUNDS OF COMPLEX

     As of February 28, 2003, each Director (or Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

                                                                            AGGREGATE DOLLAR RANGE OF
                                                                          SHARES OWNED BY DIRECTOR OR
                                      DOLLAR RANGE OF COMMON SHARES   NOMINEE OF ALL FUNDS OVERSEEN OR TO
                                           OWNED BY DIRECTOR OR        BE OVERSEEN BY DIRECTOR OR NOMINEE
  NAME OF DIRECTOR (OR NOMINEE)         NOMINEE OF THE CORPORATION         OF SELIGMAN GROUP OF FUNDS
  ----------------------------       ------------------------------   -----------------------------------
INDEPENDENT DIRECTORS/NOMINEES

Robert B. Catell                              $10,001-$50,000                    $10,001-$50,000
John R. Galvin                                $10,001-$50,000                    $10,001-$50,000
Alice S. Ilchman                             $50,001-$100,000                     Over $100,000
Frank A. McPherson                             Over $100,000                      Over $100,000
John E. Merow                                  Over $100,000                      Over $100,000
Betsy S. Michel                               $10,001-$50,000                     Over $100,000
Leroy C. Richie                                    None                          $10,001-$50,000
Robert L. Shafer                                   None                           Over $100,000
James N. Whitson                               Over $100,000                      Over $100,000

INTERESTED DIRECTORS/NOMINEES

Paul C. Guidone                               $10,001-$50,000                     Over $100,000
William C. Morris                              Over $100,000                      Over $100,000
Brian T. Zino                                  Over $100,000                      Over $100,000

     At February 28, 2003, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     The Manager, on behalf of Mr. Morris, failed to file on a timely basis one Form 4 with respect to three transactions.

BOARD COMMITTEES

     The Board of Directors met seven times during the year ended December 31, 2002. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

     BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the year ended December 31, 2002. Members of the Committee are Messrs. McPherson, (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel. As a result of Mr. Riordan's retirement at the 2003 Annual Meeting, he will no longer serve as a Committee member following the Meeting.

     AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met three times during the year ended December 31, 2002. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel. The report of the Audit Committee, as approved on March 20, 2003, is attached to this Proxy Statement as Appendix 1.

     DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met three times during the year ended December 31, 2002. Members of this Committee are Messrs. Shafer (Chairman), McPherson, Riordan and Dr. Ilchman. As a result of Mr. Riordan's retirement at the 2003 Annual Meeting, he will no longer serve as a Committee member following the Meeting.

EXECUTIVE OFFICERS OF THE CORPORATION

     Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                         TERM OF OFFICE
NAME (AGE) AND POSITION   AND LENGTH OF           PRINCIPAL OCCUPATION
 WITH THE CORPORATION     TIME SERVED*           DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Ben-Ami Gradwohl (44)     2001 to Date    Mr. Gradwohl is a Managing Director of
VICE PRESIDENT AND CO-                    the Manager.  He is Vice President and
PORTFOLIO MANAGER                         Co-Portfolio   Manager   of   Seligman
                                          Common  Stock Fund,  Inc. and Seligman
                                          Income and Growth Fund, Inc.; and Vice
                                          President of Seligman Portfolios, Inc.
                                          and   Co-Portfolio   Manager   of  its
                                          Seligman  Common Stock  Portfolio  and
                                          Seligman   Income    Portfolio.    Mr.
                                          Gradwohl   was  formerly  a  Portfolio
                                          Manager at Nicholas-Applegate  Capital
                                          Management from 1996 to 1999.

David Guy (44)            2001 to Date    Mr. Guy is a Managing  Director of the
VICE PRESIDENT AND CO-                    Manager.  He  is  Vice  President  and
PORTFOLIO MANAGER                         Co-Portfolio   Manager   of   Seligman
                                          Common  Stock  Fund,   Inc.  and  Vice
                                          President of Seligman Portfolios, Inc.
                                          and   Co-Portfolio   Manager   of  its
                                          Seligman Common Stock  Portfolio.  Mr.
                                          Guy was formerly a Portfolio  Manager,
                                          Systematic    Investment   Group,   at
                                          Nicholas-Applegate   Capital   Manage-
                                          ment from 1997 to 1999.

Charles W. Kadlec (57)    1996 to Date    Mr.  Kadlec is a Managing  Director of
VICE PRESIDENT                            the  Manager   and  Chief   Investment
                                          Strategist of Seligman Advisors,  Inc.
                                          He  is   also   Vice   President   and
                                          Portfolio  Manager  of  Seligman  Time
                                          Horizon/Harvester Series, Inc.

                         TERM OF OFFICE
NAME (AGE) AND POSITION   AND LENGTH OF           PRINCIPAL OCCUPATION
 WITH THE CORPORATION     TIME SERVED*           DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Lawrence P. Vogel (46)         VP:        Mr.  Vogel is  Senior  Vice  President
VICE PRESIDENT AND        1992 to Date;   and Treasurer,  Investment  Companies,
TREASURER                     Treas:      of the Manager  and is Vice  President
                          2000 to Date    and   Treasurer   of   each   of   the
                                          investment  companies  of the Seligman
                                          Group of Funds  and of  Seligman  Data
                                          Corp.  He  was  formerly  Senior  Vice
                                          President,  Finance,  of the  Manager,
                                          Seligman  Advisors,  Inc. and Seligman
                                          Data   Corp.;   Vice   President   and
                                          Treasurer  of Seligman  International,
                                          Inc.;   Vice   President  of  Seligman
                                          Services,   Inc.;   and  Treasurer  of
                                          Seligman Henderson Co.

Thomas G. Rose (45)       2000 to Date    Mr.  Rose is  Senior  Vice  President,
PRESIDENT                                 Finance, of the VICE Manager, Seligman
                                          Advisors, Inc. and Seligman Data Corp.
                                          since May 2000. He is a Vice President
                                          of each of the investment companies of
                                          the  Seligman  Group of  Funds.  He is
                                          also  Vice   President   of   Seligman
                                          International,   Inc.   and   Seligman
                                          Services,   Inc.   Formerly,   he  was
                                          Treasurer  of each  of the  investment
                                          companies  of the  Seligman  Group  of
                                          Funds and Seligman Data Corp.

Frank J. Nasta (38)       1994 to Date    Mr.  Nasta  is  a  Managing  Director,
SECRETARY                                 General  Counsel  and  Corporate  Sec-
                                          retary of the Manager. He is Secretary
                                          of each of the investment companies of
                                          the  Seligman  Group of  Funds.  He is
                                          also  Corporate  Secretary of Seligman
                                          Advisors,   Inc.,  Seligman  Services,
                                          Inc., Seligman International, Inc. and
                                          Seligman  Data Corp.  He was  formerly
                                          Corporate    Secretary   of   Seligman
                                          Henderson Co.

---------------
  * All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Corporation who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2002, the Corporation paid each Director an aggregate retainer fee of $15,817. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation to the Directors listed below for the year ended December 31, 2002 were as follows:

  NUMBER OF DIRECTORS    CAPACITY IN WHICH REMUNERATION      AGGREGATE DIRECT
       IN GROUP                   WAS RECEIVED                 REMUNERATION
  -------------------  -----------------------------------   ----------------
          8            Directors and Members of Committees       $244,064

     Director's attendance, retainer and/or committee fees paid to each Director during 2002 were as follows:

                                       PENSION OR RETIREMENT
                         AGGREGATE      BENEFITS ACCRUED AS   TOTAL COMPENSATION
                       COMPENSATION           PART OF          FROM CORPORATION
NAME                 FROM CORPORATION   CORPORATION EXPENSES   AND FUND COMPLEX*
-------------------  ----------------  ---------------------  ------------------

John R. Galvin          $ 31,247                -0-                 $99,000
Alice S. Ilchman          28,881                -0-                  93,000
Frank A. McPherson        30,077                -0-                  96,000
John E. Merow+            31,247                -0-                  99,000
Betsy S. Michel           31,247                -0-                  99,000
Leroy C. Richie           31,248                -0-                  99,000
Robert L. Shafer          28,871                -0-                  91,500
James N. Whitson+         31,246                -0-                  99,000
                        --------
                        $244,064
                        ========

---------------
  * In the year ended December 31, 2002, there were twenty-three registered investment companies in the Seligman Group of Funds.

  + Mr. Merow, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1991 to 1997, had a balance as of December 31, 2002 of $54,265 in his deferred plan account, net of earnings/losses. Mr. Whitson, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds, from 1993 to 2002, had a balance as of December 31, 2002 of $171,009 in his deferred plan account, net of earnings/losses.

     No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.

     The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of each of the Nominees.

 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE CORPORATION.

                    B. RATIFICATION OF SELECTION OF AUDITORS
                    ----------------------------------------
                                  (Proposal 2)

     The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 2003. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the annual financial statements of the Corporation and provided tax services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager and Seligman Data Corp., the stockholder service agent for the Corporation, which is partially owned by the Corporation (together, the "Affiliated Service Providers").

     In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Corporation of non-audit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                      FEES FOR SERVICES TO THE CORPORATION

     AUDIT FEES. For the fiscal year ended December 31, 2002, the fee for professional services rendered for the audit of the annual financial statements was $54,850.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

     ALL OTHER FEES. For the year ended December 31, 2002, Deloitte & Touche llp was also paid approximately $2,000 for tax services and $2,609 for consultation on regulatory matters related to the Corporation.

              FEES FOR SERVICES TO THE AFFILIATED SERVICE PROVIDERS

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

     ALL OTHER FEES. For the fiscal year ended December 31, 2002, Deloitte & Touche LLP was also paid approximately $145,355 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $101,200 related to attestation and internal control compliance testing, $8,450 related to tax compliance and consultation services and $35,705 related to other services.

     The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS
                              OF THE CORPORATION.

                                C. OTHER MATTERS
                                ----------------

     The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgement on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Corporation's first received notice after March 5, 2003. In addition, the Corporation's By-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 17, 2003.

     Notice is hereby given that, under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting, now scheduled for May 2004, must be received by the Corporation no later than December 21, 2003. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than

February 16, 2004 and no later than March 17, 2004, to be eligible for presentation at the May 2004 Annual Meeting.

                                   D. EXPENSES
                                   -----------

     The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile or telegraph by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Morrow & Co., Inc., 445 Park Avenue, New York, N.Y. 10022 to assist in soliciting for a fee of $4,000 plus expenses.


                                 By order of the Board of Directors,

                                 /s/ Frank J. Nasta

                                                  Secretary

                                   ----------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL STOCKHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                   APPENDIX 1

                           TRI-CONTINENTAL CORPORATION
                               (THE "CORPORATION")
                             AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Corporation's financial reporting process. The Committee operates pursuant to a charter that was last amended and restated by the Board on March 15, 2001. As set forth in the charter, management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation's auditors are in fact "independent."

                                      1-i

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report for the year ended December 31, 2002.

                        SUBMITTED BY THE AUDIT COMMITTEE
                     OF THE CORPORATION'S BOARD OF DIRECTORS

John R. Galvin
John E. Merow
Betsy S. Michel
Leroy C. Richie
James N. Whitson

As approved on March 20, 2003.

                                      1-ii

                                     Tri-Continental
                                         Corporation

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT


====================================================
  TIME:   MAY 15, 2003
          9:00 A.M.
====================================================

  PLACE:  ST. REGIS HOTEL
          1919 BRIAR OAKS LANE
          HOUSTON, TEXAS 77027


----------------------------------------------------
  PLEASE DATE,  FILL IN AND SIGN THE ENCLOSED FORM
  OF  PROXY  AND  MAIL IT IN THE  ENCLOSED  RETURN
  ENVELOPE  WHICH REQUIRES NO POSTAGE IF MAILED IN
  THE UNITED STATES.
----------------------------------------------------

                       [LOGO]


                          Tri-Continental Corporation

                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

PROXY                      TRI-CONTINENTAL CORPORATION                    COMMON
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 15, 2003 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.


1.  ELECTION OF DIRECTORS
    NOMINEES: Robert B. Catell, John R. Galvin, William C. Morris and
              Robert L. Shafer

    [ ] FOR              [ ] WITHHOLD
        all nominees         all nominees

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

-------------------------------------------------------


2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

    [ ] FOR              [ ] AGAINST          [ ] ABSTAIN



DATED ________________________________ , 2003


_____________________________________________
Signature

_____________________________________________
PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S)
ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED
IN CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A
REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.

PROXY                      TRI-CONTINENTAL CORPORATION                 PREFERRED
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 15, 2003 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                               PROPOSALS 1 AND 2.


1.  ELECTION OF DIRECTORS
    NOMINEES: Robert B. Catell, John R. Galvin, William C. Morris and
              Robert L. Shafer

    [ ] FOR              [ ] WITHHOLD
        all nominees         all nominees

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

--------------------------------------------------------


2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

    [ ] FOR              [ ] AGAINST          [ ] ABSTAIN



DATED ________________________________ , 2003


_____________________________________________
Signature

_____________________________________________
PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S)
ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED
IN CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A
REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.